Intangible Assets	12 Months Ended
Jan. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets [Text Block]

5. Intangible Assets

a) On July 21, 2020, the Company completed the acquisition of MobileWellbeing ("MWB"), an innovative, feature rich, Telemedicine Remote Patient Monitoring platform that will integrate with the Company's Artificial Intelligence ("AI") driven rapid screening system for infectious diseases, including COVID-19.

The consideration for the purchase was satisfied by payment in cash for $25,000, issuance of 20,000 shares and additional 30,000 shares that were issued on the 90th day of close. Consideration paid in the form of equity instruments is being considered share- based payment within the scope of IFRS 2 Share-based Payment and this asset acquisition is fair valued for a total consideration for $78,000 at the point control was obtained.

The acquisition has contingent considerations and royalty payments on achievement of certain milestones. The Company shall pay royalty of 20 percent of gross sales from the first $2.5 million in sales generated exclusively from the MWB platform. In addition, the Company is obligated to issue an additional 200,000 common shares commencing with the release of the initial version of the MWB platforms to the market and achievement of sales related milestones.

Contingent consideration in an asset acquisition was discussed at the March 2016 IFRS Interpretations Committee (IFRIC) meeting. An accounting policy choice exists, therefore an entity may recognize a liability for the expected variable payments at the time control of the underlying asset is obtained or they may only recognize such a liability as the related activity that gives rise to the variability occurs. The Company has opted to recognize the liability only when the related activity that gives rise to the variability occurs.

Consideration
Cash consideration on closing	$25,000
Issued shares (50,000 shares issued at $1.06/share)	53,000
$78,000
Purchase Price allocation
Intangible asset- MWB remote patient monitoring platform	$78,000
$78,000

b) The Company's other intangible asset relates to the development of infectious disease symptom screening solution ("IDSS").

The Company has commenced amortization on the intangible assets on a straight line basis over the useful life estimated to be for 5 years.

The Company's intangible assets are comprised of the following:

	MWB	IDSS	Total

Cost

Balance at January 31, 2021	$91,970	$156,040	$248,010

Additions	46,591	286,778	333,369

Balance at January 31, 2022	$138,561	$442,818	$581,379

Additions	-	49,850	49,850

Balance at January 31, 2023	$138,561	$492,668	$631,229

Accumulated amortization:

Balance as at January 1, 2021	$-	$-	$-

Amortization	18,990	43,611	62,601

Balance as at January 31, 2022	$18,990	$43,611	$62,601

Amortization	27,708	95,212	122,920

Balance as at January 31, 2023	$46,698	$138,823	$185,521

Net Book Value

Balance, January 31, 2023	$91,863	$353,845	$445,708

Balance, January 31, 2022	$119,571	$399,207	$518,778